UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  January 30, 2006


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                           0-20022                   31-1227808
--------                           -------                   ----------
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)



                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3. - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
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Standard; Transfer of Listing.
------------------------------

On January 30, 2006, the Company received a decision letter from Nasdaq informing the Company that the Nasdaq Listing Qualifications Panel (the "Panel") determined to grant the Company's request for continued listing on The Nasdaq National Market provided that the Company files the quarterly report on Form 10-Q for the period ended October 5, 2005 (the "Third Quarter Form 10-Q"), and all required restatements, by February 28, 2006. At the hearing before the Panel on December 22, 2005, the Company provided a detailed plan by which the Third Quarter Form 10-Q would be filed by February 28, 2006. In order to fully comply with the terms of this exception, the Company must provide prompt notification to the Panel of any significant events that occur during the exception period and demonstrate compliance with all requirements for continued listing on The Nasdaq National Market. The Company can provide no assurances that it will be able to satisfy the terms of the Panel's decision. If the Company fails to satisfy the terms, its securities may be delisted.

The Company has previously disclosed that on November 23, 2005, it received a Nasdaq Staff Determination notice from the Nasdaq Listing Qualifications Department that the Company was not in compliance with the continued listing requirements of NASD Marketplace Rule 4310(c)(14). The Company requested a hearing before the Panel to review the Staff Determination, which was held on December 22, 2005.

Section 8 -- Other Events

Item 8.01 Other Events.
-----------------------

     On January 31, 2006, Pomeroy IT Solutions, Inc. (NASDAQ:PMRYE) announced that it had received the decision of the Nasdaq Listing Qualifications Panel.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
--------------------------------------------


(c) Exhibits

99.1 Press release dated January 31, 2006 announcing the Company had received a decision letter from the Nasdaq Listing Qualifications Panel granting the Company's request for continued listing on The Nasdaq National Market provided that the Company files the quarterly report on Form 10-Q for the period ended October 5, 2005, and all required restatements, by February 28, 2006. [press release corrected for error in third quarter ending date]

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POMEROY IT SOLUTIONS, INC.
                                  --------------------------


Date:  February 1, 2006             By: /s/ Stephen E. Pomeroy


                                  ----------------------------------------------
                                    Stephen E. Pomeroy, Chief Executive Officer,
                                    President & Chief Operating Officer